SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                 April 16, 2001 (April 9, 2001) Date of report (Date of earliest event reported)



                               RUBY TUESDAY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                 GEORGIA 1-12454
                                   63-0475239
           (State or other jurisdiction (Commission File (IRS Employer of incorporation) Number) Identification No.)

               150 West Church Avenue, Maryville, Tennessee 37801
            -------------------------------------------- ------------
               (Address of principal executive offices) (Zip Code)


                                 (865) 379-5700
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)



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Item 8  Change in Fiscal Year.

         On April 9, 2001, the Board of Directors of the Registrant changed the fiscal year end of the Registrant from the first Sunday following May 30 to the first Tuesday following May 30. The change will be effective in fiscal year 2001. Financial results for the two additional calendar days in Fiscal 2001, Monday and Tuesday June 4 - 5, 2001, will be included in the fourth quarter and are not expected to have a material impact on the statements of income or cash flows.


Item 7  Financial Statements and Exhibits.

         Exhibit No.           Description

         (c)                   Exhibits.
                               3.2     Composite Bylaws, as of April 9, 2001

                                                         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Ruby Tuesday, Inc.

04/16/2001                                  By: /s/ DANIEL T. CRONK
-----------                                    ---------------------
 DATE                                           DANIEL T. CRONK
                                                Senior Vice President,
                                                General Counsel and Secretary

                                  EXHIBIT INDEX


         Exhibit No.                    Description

         3.2                            Composite Bylaws, as of April 9, 2001